UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 1, 2015
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 936-1300
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.   Material Modification to Rights of Security Holders

The Reincorporation

On July 1, 2015, UnitedHealth Group Incorporated (the “Company”) changed its state of incorporation from the State of Minnesota to the State of Delaware (the “Reincorporation”) pursuant to a plan of conversion, dated July 1, 2015 (the “Plan of Conversion”). The Reincorporation was approved by shareholders at the Company’s 2015 Annual Meeting of Shareholders held on June 1, 2015 (the “Annual Meeting”).

Effects of the Reincorporation

Upon the effectiveness of the Reincorporation:

•
the affairs of the Company ceased to be governed by Minnesota corporation laws, the Company’s existing Third Restated Articles of Incorporation (the “Minnesota Articles”) and the Company’s existing Fourth Amended and Restated Bylaws (the “Minnesota Bylaws”), and the affairs of the Company became subject to the General Corporation Law of the State of Delaware, a new certificate of incorporation (the “Delaware Certificate of Incorporation”) and new bylaws (the “Delaware Bylaws”);

•
the Company as a Delaware corporation after the Reincorporation (“UNH Delaware”) (i) is deemed to be the same entity as the Company as a Minnesota company before the Reincorporation (“UNH Minnesota”) for all purposes under the laws of Delaware, (ii) continues to have all of the rights, privileges and powers of UNH Minnesota, (iii) continues to possess all of the properties of UNH Minnesota and (iv) continues to have all of the debts, liabilities and obligations of UNH Minnesota;

•	each outstanding share of UNH Minnesota’s common stock converted into an outstanding share of UNH Delaware’s common stock;

•
each outstanding option, warrant or other right to acquire shares of UNH Minnesota’s common stock converted into an equivalent option, warrant or other right to acquire, upon the same terms and conditions (including the vesting schedule and exercise price per share applicable to each such option), the same number of shares of UNH Delaware’s common stock;

•
each outstanding restricted share of UNH Minnesota’s common stock converted into an equivalent restricted share of UNH Delaware’s common stock with the same terms and conditions (including the vesting schedule applicable to each such share);

•
each employee benefit plan, incentive compensation plan or other similar plan of UNH Minnesota continued to be an employee benefit plan, incentive compensation plan or other similar plan of UNH Delaware;

•	each director and officer of UNH Minnesota continued to hold his or her respective position with UNH Delaware; and

•	the name of UNH Delaware remains UnitedHealth Group Incorporated.

Certain rights of the Company’s shareholders were also changed as a result of the Reincorporation, as described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 22, 2015 (the “2015 Proxy Statement”), under the section entitled “Proposal 4 - Reincorporation of the Company from Minnesota to Delaware - Comparison of Shareholder Rights Before and After the Reincorporation,” which description is incorporated in its entirety herein by reference.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth of the Company. The Reincorporation was a tax-free reorganization under the U.S. Internal Revenue Code.

The Charters and Bylaws of UNH Delaware and UNH Minnesota

The provisions of the Delaware Certificate of Incorporation and the Delaware Bylaws are similar in substance to those of the Minnesota Articles and Minnesota Bylaws in most respects. The differences include but are not limited to:

•	the Board will no longer be able to take action by written consent without obtaining unanimous consent;

•	the Company’s creditors will be able to hold a meeting to approve a compromise or settlement that would be binding on all shareholders or creditors;

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the Delaware Certificate of Incorporation includes provisions that make indemnification available for the Company’s officers and directors, while the Delaware Bylaws will require that the Company indemnify its directors and officers against liabilities and expenses arising out of legal proceedings brought against them;

•	the Delaware Certificate of Incorporation will allow shareholders to act by written consent but will no longer require that they do so unanimously;

•	the Delaware Bylaws will allow an individual shareholder or a group of shareholders holding at least 25% of the Company’s shares to call a special meeting; and

•
the Delaware Certificate of Incorporation contains an exclusive jurisdiction provision, which provides that any shareholder derivative suits, fiduciary duty claims and other intra-corporate actions must be brought in Delaware courts. This provision may limit a shareholder’s ability to bring a claim in a judicial forum (other than in a Delaware court) that it finds preferable for disputes with the Company and its directors, officers or other employees.

The foregoing descriptions of the Delaware Certificate of Incorporation and the Delaware Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Delaware Certificate of Incorporation and Delaware Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

More information about the differences between the Delaware Certificate of Incorporation and the Delaware Bylaws and the Minnesota Articles and Minnesota Bylaws may be found in the 2015 Proxy Statement under the section entitled “Proposal 4 - Reincorporation of the Company from Minnesota to Delaware - Comparison of Shareholder Rights Before and After the Reincorporation,” which description is incorporated in its entirety herein by reference.

Entry Into Indemnification Agreements

In connection with the Reincorporation, the Company will enter into a new indemnification agreement (the “Indemnification Agreement”) with each of its directors and executive officers (the “Indemnitees”).

The Indemnification Agreement provides, among other things, that the Company will indemnify each Indemnitee to the fullest extent permitted by law, subject to certain conditions, against all expenses and certain other amounts actually and reasonably incurred by the Indemnitee in connection with proceedings in which the Indemnitee is involved, or is threatened to become involved, by reason of the fact that the Indemnitee is or was a director or officer of the Company, by reason of any action or inaction on the part of the Indemnitee, or by reason of the fact that the Indemnitee is or was serving at the request of the Company as a director, officer, trustee, partner, managing member, fiduciary, employee or agent of any other enterprise.

The Indemnification Agreement also requires the Company, under certain circumstances, to advance expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any such proceedings. The rights of the Indemnitees under the Indemnification Agreement are not exclusive and are in addition to any rights granted to the Indemnitees under applicable law and the Delaware Certificate of Incorporation and Delaware Bylaws.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
3.1	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 1, 2015 (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-A/A filed on July 1, 2015)
3.2	Bylaws, effective July 1, 2015 (incorporated by reference to Exhibit 3.2 to the Company’s Form 8-A/A filed on July 1, 2015)
10.1	Form of Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2015

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ Dannette L. Smith
Name: Dannette L. Smith
Title: Secretary to the Board of Directors

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 1, 2015 (incorporated by reference to Exhibit 3.1 to the Company’s Form 8-A/A filed on July 1, 2015)
3.2	Bylaws, effective July 1, 2015 (incorporated by reference to Exhibit 3.2 to the Company’s Form 8-A/A filed on July 1, 2015)
10.1	Form of Indemnification Agreement